As filed with the Securities and Exchange Commission on April 28, 1998

                                                       Registration No. 33-10648
                                                                        811-4927

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 20                     _X_

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                                Amendment No. 20                            _X_

                                   ----------

                            EXECUTIVE INVESTORS TRUST
               (Exact name of Registrant as specified in charter)

             95 Wall Street
           New York, New York                                           10005
(Address of Principal Executive Offices)                              (Zip Code)

                                  212-858-8000
              (Registrant's Telephone Number, Including Area Code)

                               Ms. Concetta Durso
                          Secretary and Vice President
                            Executive Investors Trust
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective on April 30, 1998 pursuant to paragraph (b) of Rule 485.

                            EXECUTIVE INVESTORS TRUST

                              CROSS-REFERENCE SHEET

N-1A Item No.                                                                        Location
-------------                                                                        --------

PART A:  PROSPECTUS
 1.  Cover Page..................................................................    Cover Page
 2.  Synopsis....................................................................    Fee Table
 3.  Condensed Financial Information.............................................    Financial Highlights
 4.  General Description of Registrant...........................................    Investment Objectives and Policies; General
                                                                                     Information
 5.  Management of the Fund......................................................    Management
 5A. Management's Discussion of
       Fund Performance..........................................................    Performance Information
 6.  Capital Stock and Other Securities..........................................    Description of Shares; Dividends and Other
                                                                                     Distributions; Taxes; Determination of Net
                                                                                     Asset Value
 7.  Purchase of Securities Being Offered........................................    How to Buy Shares
 8.  Redemption or Repurchase....................................................    How to Exchange Shares; How to Redeem Shares;
                                                                                     Telephone Transactions
 9.  Pending Legal Proceedings...................................................    Not Applicable

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page..................................................................    Cover Page
11.  Table of Contents...........................................................    Table of Contents
12.  General Information and History.............................................    General Information
13.  Investment Objectives and Policies..........................................    Investment Policies; Investment Restrictions;
                                                                                     Hedging Strategies
14.  Management of the Fund......................................................    Trustees and Officers
15.  Control Persons and Principal
       Holders of Securities.....................................................    Not Applicable
16.  Investment Advisory and Other Services......................................    Management
17.  Brokerage Allocation........................................................    Allocation of Portfolio Brokerage
18.  Capital Stock and Other Securities..........................................    Determination of Net Asset Value
19.  Purchase, Redemption and Pricing
       of Securities Being Offered...............................................    Reduced Sales Charges, Additional Exchange and
                                                                                     Redemption Information and Other Services;
                                                                                     Determination of Net Asset Value
20.  Tax Status..................................................................    Taxes
21.  Underwriters................................................................    Underwriter
22.  Performance Data............................................................    Performance Information
23.  Financial Statements........................................................    Financial Statements;
                                                                                     Report of Independent
                                                                                     Accountants

PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

Executive Investors Trust
     Blue Chip Fund
     High Yield Fund
     Insured Tax Exempt Fund

95 Wall Street, New York, New York 10005/1-800-423-4026

     This is a Prospectus for Executive Investors Trust ("Trust"), an open-end diversified management investment company. The Trust offers three separate diversified investment series, each of which has different investment objectives and policies: Executive Investors Blue Chip Fund, Executive Investors High Yield Fund and Executive Investors Insured Tax Exempt Fund (individually, "Fund," and collectively, "Funds"). There can be no assurance that any Fund will achieve its investment objective. Each Fund has designated its issued and outstanding shares as Class A shares.


     Blue Chip Fund seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Fund's investment adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.


     High Yield Fund primarily seeks high current income and secondarily seeks capital appreciation. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," entail risks that are different and more pronounced than those involved in higher rated securities. See "Types of Securities and Their Risks-High Yield Securities."

     Insured Tax Exempt Fund seeks to provide a high level of interest income which is exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"). The Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. The Fund's municipal bonds are insured as to timely payment of principal and interest through the issuer or under insurance policies written by independent insurance companies. Insurance does not protect against fluctuations in the bonds' market value or the Fund's net asset value per share. For more information regarding the Fund's insurance coverage, see "Insurance" on page 16.


     This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Executive Investors Management Company, Inc. ("EIMCO" or "Adviser") serves as investment adviser to the Funds and Executive Investors Corporation ("EIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Trust at the address or telephone number indicated above. An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is April 30, 1998

                                    FEE TABLE

     The following table is intended to assist investors in understanding the expenses associated with investing in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES


     Maximum Sales Load Imposed on Purchases
       (as a percentage of offering price)...............................  4.75%
     Deferred Sales Load
       (as a percentage of the lower of original purchase
       price or redemption proceeds).....................................   -0-*

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

                                                                                                Total Fund
                                           Management        12b-1            Other             Operating
                                            Fees(1)+        Fees(2)+        Expenses(3)        Expenses(4)+
                                            --------        --------        -----------        ------------
Blue Chip Fund...........................    0.50%            0.40%           0.10%+              1.00%
High Yield Fund..........................    0.50             0.40            0.32                1.22
Insured Tax Exempt Fund..................    0.30             0.40            0.10+               0.80

----------
* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of shares that are purchased without a sales charge. See "How to Buy Shares."

+    Net of waiver and/or reimbursement.

(1) Management Fees have been restated for High Yield Fund and Insured Tax Exempt Fund to reflect current fees. For the fiscal year ended December 31, 1997, the Adviser waived Management Fees in excess of 0.25% for Blue Chip Fund and Insured Tax Exempt Fund and 0.50% for High Yield Fund. Absent the waiver, such fees would have been 1.00% for each Fund. The Adviser will continue to waive Management Fees for a minimum period ending December 31, 1998 in excess of 0.50% for Blue Chip Fund and High Yield Fund and in excess of 0.30% for Insured Tax Exempt Fund.

(2) The Underwriter has agreed through December 31, 1998 to cap its right to claim 12b-1 Fees at the annual rates listed above for the Funds. The Trust's Class A Distribution Plan provides for a 12b-1 Fee in the total amount of up to 0.50% on an annual basis.

(3) For the fiscal year ended December 31, 1997, the Adviser reimbursed Blue Chip Fund and Insured Tax Exempt Fund for certain Other Expenses. Absent such waiver, Other Expenses would have been 0.53% for Blue Chip Fund and 0.21% for Insured Tax Exempt Fund. The Adviser will reimburse Other Expenses for Blue Chip Fund and Insured Tax Exempt Fund in excess of 0.10% for a minimum period ending December 31, 1998.

(4) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses would have been as follows: Blue Chip Fund - 2.03%; High Yield Fund - 1.82%; and Insured Tax Exempt Fund - 1.71%. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

     For a more complete description of the various costs and expenses, see "Investment Objectives and Policies--Insurance," "How to Buy Shares," "How To Redeem Shares," "Management" and "Distribution Plan." Due to the imposition of Rule 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

     The Example below is based on expense data for each Fund's fiscal year ended December 31, 1997, except that certain Operating Expenses have been restated, as noted above.

EXAMPLE


     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                          1 Year    3 Year    5 Years   10 Years
                                          ------    ------    -------   --------
Blue Chip Fund........................      $57       $78      $100       $164
High Yield Fund.......................       59        84       111        188
Insured Tax Exempt Fund...............       55        72        90        142


     The expenses in the Example should not be considered a representation by the Funds of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. Additional performance information is contained in the Trust's Annual Report which may be obtained without charge by contacting the Trust at 1-800-423-4026. The table has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial
Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Fund.

                      [This Page Intentionally Left Blank]


----------------------------------------------------------------------------------------------------------------------------
                                                                         PER SHARE DATA
                                           ---------------------------------------------------------------------------------

                                                                                             Less Distributions
                                                        Income from Investment Operations           from
                                                       -----------------------------------   ------------------
                                                                 Net Realized
                                           Net Asset                      and
                                               Value       Net     Unrealized   Total from        Net
                                           ---------   Invest-    Gain (Loss)      Invest-    Invest-       Net        Total
                                           Beginning      ment             on         ment       ment  Realized      Distri-
                                           of Period    Income    Investments   Operations     Income      Gain      butions
----------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
5/17/90* to 12/31/90 .................        $11.43     $ .16         $ (.52)       $(.36)     $ .16     $  --        $ .16
1991 .................................         10.91       .31           2.68         2.99        .30       .11          .41
1992 .................................         13.49       .25            .30          .55        .26        --          .26
1993 .................................         13.78       .23            .88         1.11        .23       .59          .82
1994 .................................         14.07       .24           (.41)        (.17)       .22       .93         1.15
1995 .................................         12.75       .30           4.30         4.60        .29       .74         1.03
1996 .................................         16.32       .22           3.13         3.35        .24      1.07         1.31
1997 .................................         18.36       .19           4.68         4.87        .19      1.36         1.55

HIGH YIELD FUND
1988 .................................        $ 8.47     $1.22         $  .52        $1.74      $1.20     $  --        $1.20
1989 .................................          9.01      1.18          (1.25)        (.07)      1.20        --         1.20
1990 .................................          7.74       .95          (1.84)        (.89)       .96        --          .96
1991 .................................          5.89       .82           1.17         1.99        .78        --          .78
1992 .................................          7.10       .80            .29         1.09        .76        --          .76
1993 .................................          7.43       .72            .50         1.22        .76        --          .76
1994 .................................          7.89       .70           (.87)        (.17)       .74        --          .74
1995 .................................          6.98       .70            .58         1.28        .67        --          .67
1996 .................................          7.59       .72            .28         1.00        .70        --          .70
1997 .................................          7.89       .68            .23          .91        .70        --          .70

INSURED TAX EXEMPT FUND

7/26/90* to 12/31/90  ................        $11.43     $ .22         $  .20        $ .42      $ .14     $  --        $ .14
1991 .................................         11.71       .78            .72         1.50        .78       .04          .82
1992 .................................         12.39       .74            .59         1.33        .72       .17          .89
1993 .................................         12.83       .71           1.27         1.98        .72       .32         1.04
1994 .................................         13.77       .68          (1.23)        (.55)       .69        --          .69
1995 .................................         12.53       .72           1.80         2.52        .73       .28         1.01
1996 .................................         14.04       .66           (.10)         .56        .67       .11          .78
1997 .................................         13.82       .67            .71         1.38        .67       .12          .79

(a)  Annualized

*    Commencement of operations

**   Calculated without sales charges

+ Some or all expenses have been waived or assumed from commencement of operations through December 31, 1997.

++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.


--------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                  --------------------------------------------------------------------------------------------------------
                                                                             Ratio to Average Net
                                                                                 Assets Before
                                                  Ratio to Average            Expenses Waived or
                                                    Net Assets +                  Assumed
                                               ----------------------       ---------------------
                                 Net Assets                       Net                         Net
     Net Asset                       End of                   Invest-                     Invest-                  Average
         Value       Total           Period                      ment                        ment     Portfolio     Commi
           End    Return**              (in    Expenses        Income       Expenses       Income      Turnover     -sion
     of Period         (%)       thousands)         (%)           (%)            (%)          (%)      Rate (%)     Rate++
--------------------------------------------------------------------------------------------------------------------------
       $ 10.91      (6.02)(a)      $    313          --          2.74(a)        4.67(a)    (1.93)(a)      21      $     --
         13.49      27.65               677         .03          2.58           3.72       (1.11)         31            --
         13.78       4.13               786         .41          1.95           2.55        (.19)         50            --
         14.07       8.13               956         .50          1.63           2.30        (.17)         47            --
         12.75      (1.21)            1,041         .50          1.82           2.54        (.22)         89            --
         16.32      36.30             1,427         .50          1.99           2.20         .29          33            --
         18.36      20.62             2,160         .75          1.33           2.28        (.20)         50         .0689
         21.68      26.58             3,727         .75           .92           2.03        (.36)        163         .0651

       $  9.01      21.31          $  9,205          --         13.63           2.14       11.49          56      $     --
          7.74      (1.11)           20,335          --         13.61           1.82       11.79          36            --
          5.89     (12.51)           11,683         .31         13.71           1.94       12.08          44            --
          7.10      35.38            11,071         .95         12.22           2.17       11.00          40            --
          7.43      16.89            10,491        1.29         10.72           2.10        9.90          83            --
          7.89      17.04            14,231        1.34          9.49           1.95        8.88          89            --
          6.98      (2.32)           15,142        1.33          9.45           1.88        8.90          53            --
          7.59      19.08            15,672        1.35          9.52           1.90        8.97          69            --
          7.89      13.69            16,773        1.22          9.38           1.82        8.78          27            --
          8.10      12.03            19,234        1.22          8.68           1.82        8.08          49            --

       $ 11.71       8.00(a)       $    653         .09(a)       4.41(a)        1.70(a)     2.79(a)        0      $     --
         12.39      13.20             4,369         .12          6.23           2.41        3.94         112            --
         12.83      11.03             5,875         .47          5.88           1.89        4.47         131            --
         13.77      15.74             9,447         .50          5.29           1.68        4.11          97            --
         12.53      (3.95)           10,363         .50          5.39           1.80        4.09         215            --
         14.04      20.53            13,342         .50          5.35           1.74        4.11         147            --
         13.82       4.11            15,408         .75          4.85           1.71        3.89         116            --
         14.41      10.30            16,193         .75          4.80           1.71        3.84         126            --


                                                             Average               Average              Average
                                                             Monthly           Monthly Number          Amount of
                                          Amount          Amount of Debt          of Shares             Debt Per
                                          of Debt          Outstanding           Outstanding             Share
                                      Outstanding at        During the           During the            During the
                                       End of Period          Period               Period                Period
-----------------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
7/26/90* to 12/31/90  ..............     $ 239,223         $  39,871                52,282             $   0.76
1991 ...............................            --            32,701               200,690                 0.16
1992 ...............................            --                --               410,953                   --
1993 ...............................            --            18,126               582,792                 0.03
1994 ...............................            --                --               771,907                   --
1995 ...............................            --            73,200               879,202                 0.08
1996 ...............................            --             4,009             1,081,638                   --
1997  ..............................            --             5,188             1,118,164                   --


*Commencement of operations

                       INVESTMENT OBJECTIVES AND POLICIES

Blue Chip Fund


     Blue Chip Fund seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.


     The Fund defines Blue Chip companies as those companies that are included in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.

     The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its total assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" and the SAI for additional information concerning these securities.

High Yield Fund

     High Yield Fund primarily seeks high current income and secondarily seeks capital appreciation by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High

Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or are unrated and deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities" and "Deep Discount Securities," below.

     The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis, make loans of portfolio securities, invest in restricted securities (which may not be publicly marketable) and invest in zero coupon and pay-in-kind securities.

     The Fund may invest up to 35% of its total assets in the following instruments: common and preferred stocks, other than those considered to be High Yield Securities; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; securities issued by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); warrants and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements.

     In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See the SAI for more information concerning these securities.

     The medium- to lower-rated, and certain of the unrated, securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the computation of the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, its net asset value tends to increase.

     Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

     A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes or to seek capital appreciation.

     Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium-to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or are unrated. See "Types of Securities and Their Risks-High Yield Securities" and Appendix A for a description of corporate bond ratings.


     The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended December 31, 1997, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1997 fiscal year and is not necessarily representative of the Fund as of the end of its 1997 fiscal year, the current fiscal year or at any other time in the future.

                                                          Comparable Quality
                                                         of Unrated Securities
                                  Rated by Moody's     to Bonds Rated by Moody's
                                  ----------------     -------------------------
     Baa .......................        0.59%                     0.75%
     Ba.........................       11.01                      0.00
     B..........................       73.02                      5.06
     Caa........................        1.88                      3.61
     Ca.........................        0.00                      0.03

            Total...............       94.22%                     9.45%


Insured Tax Exempt Fund

     Insured Tax Exempt Fund seeks to provide a high level of interest income which is exempt from Federal income tax and is not a Tax Preference Item. The Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. The Fund also may invest up to 20% of it total assets in certificates of participation ("COPs"), municipal notes, municipal commercial paper and variable rate demand instruments ("VRDIs"). See "Municipal Instruments."

     The Fund may make loans of portfolio securities and invest in zero coupon municipal securities. The Fund may invest up to 25% of its net assets in securities issued on a when-issued or delayed delivery basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by the Fund. The Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed-income obligations, the interest on which is subject to Federal and state or local income taxes. The Fund also may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as inverse floaters) and may acquire detachable call options relating to municipal bonds. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information regarding these securities.

     Although the Fund generally invests in municipal bonds rated Baa or higher by Moody's or BBB or higher by S&P, the Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by the Adviser. See "Debt Securities." However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond that has been downgraded in rating subsequent to its purchase by the Fund. A description of municipal bond ratings is contained in Appendix A.

     For temporary defensive purposes, the Fund may invest up to 20% of its assets in high quality fixed-income obligations or money market funds, the interest on which is subject to Federal income tax. Investments in money market funds involve an additional management fee imposed by the money market fund.

     The Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds, during periods when one or more of these segments offer higher yields and/or profit potential. This possible concentration of the assets of the Fund may result in the Fund being invested in securities that are related in such a way that economic, business, political developments, or other changes that would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of the Fund's investments could increase market risks, but risk of non-payment of interest when due, or default in the payment of principal, are covered by the insurance feature.

     General. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objective.

Description of Certain Securities, Other Investment Policies and Risk Factors

General Market Risk

     In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to general market risks. The Funds invest primarily in common stocks and bonds. The market risks associated with stock include the possibility that the entire market for common stocks could suffer a decline in price over a short or even extended period. This could affect the net asset value of your Fund shares. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The market risks associated with bonds include the possibility that the value of corporate, government and other bonds held by the Funds will fluctuate with movements in interest rates and changes in the perceived creditworthiness of the issuers of those securities. Bonds are likely to decline in value in times of rising interest rates and to rise in value in times of falling interest rates. In general, the longer the maturity of a bond, the more pronounced is the effect of a change in interest rates on the value of the security. With respect to Insured Tax Exempt Fund, an additional risk exists that new federal, state and local laws, or changes in existing laws, may adversely affect the tax-exempt status of interest on the Insured Tax Exempt Fund's portfolio securities or of the exempt-interest dividends paid by the Fund, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Accordingly, the Funds generally will be appropriate investments only with respect to that portion of your assets that is available for longer-term investments.

Types of Securities and Their Risks

     American Depository Receipts. Blue Chip Fund may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. See the SAI for more information on ADRs.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

     Debt Securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See Appendix A for a description of corporate and municipal bond ratings.

     Deep Discount Securities. High Yield Fund may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities."

     High Yield Securities. High Yield Securities are subject to certain risks that may not be present with investments in higher grade debt securities.

     Effect of Interest Rate and Economic Changes. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

     Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

     The High Yield Securities Market. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

     Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. High Yield Fund may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

     Liquidity and Valuation. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

     The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Trust's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.



     Insurance-Insured Tax Exempt Fund. All municipal bonds in the Insured Tax Exempt Fund's portfolio will be insured as to their scheduled payment of principal and interest at the time of purchase either (1) under a Mutual Fund
Insurance Policy purchased by the Trust, on behalf of the Fund, from an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance. An insured municipal bond in the Fund's portfolio typically will be covered by only one of the three policies. All three types of insurance policies insure the scheduled payment of all principal and interest on the Fund's municipal bonds as they fall due. The insurance does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of the shares of the Fund. Investors should note that while all municipal bonds in which the Fund will invest will be insured, the Fund may invest up to 20% of its total assets in portfolio securities not covered by the insurance feature. The Trust has purchased a Mutual Fund Insurance Policy from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company with its principal executive offices in New York City. Under certain circumstances, the Trust may obtain such insurance from an insurer other than AMBAC, provided such insurer is rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. or any recognized statistical rating organization. Because these insurance premiums are paid by the Fund, its yield is reduced by this expense. See "Insurance" in the SAI for a detailed discussion of the insurance feature.

     Inverse Floaters. Insured Tax Exempt Fund may invest in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. The Fund may invest up to 10% of its net assets in inverse floaters.

     Money Market Instruments. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See the SAI for more information regarding money market instruments and Appendix A to the SAI for a description of commercial paper ratings.

     Municipal Instruments-Insured Tax Exempt Fund. As used in this Prospectus and in the SAI, "Municipal Instruments" include the following: (1) municipal bonds; (2) private activity bonds or industrial development bonds, (3) COPs, (4) municipal commercial paper; (5) municipal notes; and (6) VRDIs. Generally, the value of Municipal Instruments varies inversely with changes in interest rates.

     Municipal Bonds. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A for a description of municipal bond ratings.

     Private Activity Bonds or Industrial Development Bonds. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" in the SAI for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

     Certificates of Participation. COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPs, although this risk is mitigated by the fact that each COP will be covered by the insurance feature. See "Certificates of Participation" in the SAI for further information on COPs.

     Municipal Commercial Paper. Issues of municipal commercial paper which the Fund may purchase are rated P-1 by Moody's or A-1 by S&P or have insurance through the issuer or an independent insurance company and include unsecured, short-term, negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt. A description of commercial paper ratings is contained in Appendix A to the SAI.

     Municipal  Notes.  Municipal  notes  which  the Fund may  purchase  will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B to the SAI.

     Variable Rate Demand Instruments. VRDIs are Municipal Instruments, the interest on which is adjusted periodically, which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that the Fund may purchase will be selected if it meets criteria established and designed by the Trust's Board of Trustees to minimize risk to the Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

     Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

     Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

     Restricted Securities and Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid investments, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which the Board of Trustees or the Adviser has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.

     Taxable Securities. Insured Tax Exempt Fund may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. The Fund may, for example, invest the proceeds from the sale of portfolio securities in taxable obligations pending the investment or reinvestment thereof in Municipal Instruments. The Fund may invest in highly liquid taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemptions by Fund investors. The Fund's temporary investments in taxable securities may consist of: (1) U.S. Government Obligations; (2) other debt securities rated within the highest grade of S&P or Moody's; (3) commercial paper rated in the highest grade by either of such rating services; (4) certificates of deposit and letters of credit; and (5) money market funds. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

     When-Issued Securities. High Yield Fund and Insured Tax Exempt Fund each may invest up to 10% and 25%, respectively, of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. Under such an arrangement, delivery of, and payment for, a security occurs up to 60 days after the agreement to purchase the security is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when a Fund agrees to purchase the securities "when-issued." When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in a Fund incurring a loss or missing an opportunity to make an alternative investment. Each Fund is permitted to sell when-issued securities prior to issuance of such securities, but will not purchase such securities with that purpose intended. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. For a further discussion of when-issued securities, see "When-Issued Securities" in the SAI.


     Zero Coupon and Pay-In-Kind Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities (including zero coupon Municipal Securities) and the "interest" on pay-in-kind securities must be accounted for by a Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company and, for High Yield Fund, to avoid certain excise tax on undistributed income. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. High Yield Fund and Insured Tax Exempt Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and their current income ultimately could be reduced as a result.

Other Investment Policies - Portfolio Turnover

     The Insured Tax Exempt Fund routinely took advantage of trading opportunities created by pricing inefficiencies in the municipal bond market. This resulted in a portfolio turnover rate of 126% for the fiscal year ending December 31, 1997. The Blue Chip Fund made adjustments to its portfolio in order to bring holdings more in line with S&P 500 weightings. The adjustments, due to the recent strength in the equity market, were more frequent than usual, resulting in a portfolio turnover rate of 163% for the fiscal year ending December 31, 1997. A high rate of portfolio turnover (100% or more) generally leads to greater transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. See the SAI for the High Yield Fund's portfolio turnover rate and for more information on portfolio turnover.


                                HOW TO BUY SHARES

     You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation.

     With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. First Investors Cash Management Fund, Inc. and First Investors Tax-Exempt Money Market Fund, Inc. (the "Money Market Funds"), unless otherwise noted, are not Eligible Funds.

     Shares of the funds may participate in the shareholder privileges noted in this Prospectus and the SAI, including the exchange or cross-investment of Fund shares for Class A shares of an Eligible Fund at net asset value, provided the Fund shares either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase. However, the Funds are Eligible Funds with respect to shareholder privileges if (a) the transaction is between any of the Funds or the Money Market Funds or (b) Class A shares of an Eligible Fund are being exchanged or cross-invested for shares of the Funds.

     Minimum Investment. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account through a full exchange of shares of another Eligible Fund. Accounts opened through an exchange of shares from the Money Market Funds may be subject to an initial sales charge. You may open a Fund account with $500 for individual retirement accounts ("IRAs") or, at the Fund's discretion, a lesser amount for Simplified Employee Pension Plans ("SEPs"), salary reduction SEPs ("SARSEPs"), SIMPLE-IRAs and qualified or other retirement plans. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

     Processing and Pricing of Share Purchases. Purchases by written application will be processed as follows: Applications accompanied by checks drawn on U.S. banks made payable to "FIC" and received in FIC's Woodbridge offices by the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. Money orders, starter checks and third-party checks will not be accepted.

     Purchases via telephone or wire will be processed as follows: Orders received by Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined as of the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive. The "public offering price" is the net asset value plus the applicable sales charge. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

     Purchases through the National Securities Clearing Corp. ("NSCC") "Fund/SERV" system will be processed as follows: Orders received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, plus any applicable sales charge, determined as of the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit purchase orders to FIC promptly and accurately. FIC will not be liable for any change in the purchase price due to the failure of FIC to receive such purchase orders. Any such disputes must be settled between you and the Dealer.

     Shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:

                                                               Sales Charge as % of
                                                          --------------------------       Concession to
                                                          Offering        Net Amount      Dealers as % of
Amount of Investment                                        Price          Invested       Offering Price
--------------------                                      --------        ----------      --------------
Less than $100,000......................................    4.75%            4.99              4.27%
$100,000 but under $250,000.............................    3.90             4.06              3.51
$250,000 but under $500,000.............................    2.90             2.99              2.61
$500,000 but under $1,000,000...........................    2.40             2.46              2.16

     There is no sales charge on transactions of $1 million or more, purchases that qualify for the Cumulative Purchase Privilege if they total at least $1 million or purchases made pursuant to a Letter of Intent in the minimum amount of $1 million. The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase a contingent deferred sales charge ("CDSC") of 1.00% will be deducted from the redemption proceeds. The CDSC will not be imposed on (1) the redemption of shares acquired through the reinvestment of dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any shares acquired as dividends or distributions, and next of shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares. This will result in your paying the lowest possible CDSC. The CDSC will be waived for any purchase of $1 million or more on which the Dealer agrees to receive its concession in installments paid over a 24-month period.

     Cumulative Purchase Privilege and Letters of Intent. You may purchase shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.


     Waivers of Sales Charges. Sales charges do not apply to: (1) any purchase by an officer, trustee, director or employee (who has completed the introductory employment period) of the Trust, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, trustee, director or employee of the Trust, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative, provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing; (3) any purchase by an FIC Representative, or by the spouse, children, grandchildren, parent or grandparent of any such person; (4) any reinvestment of dividends or other distributions in Class A shares of any Eligible Fund; (5) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan; (6) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract, First Investors Life Variable Annuity Fund C contract or First Investors Life Variable Annuity Fund D contract during the one-year period preceding the maturity date of the contract; (7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after February 14, 1998 from the 1st Fund of First Investors U.S. Government Plus Fund; (8) any purchase by a participant in a Group Qualified Plan account, as defined under "Retirement Plans," if the purchase is made with the proceeds from a redemption of shares of a fund in another fund group on which either an initial sales charge or a CDSC has been paid; and (9) any purchase in an IRA account if the purchase is made with the proceeds of a distribution from a First Investors Fund under a Group Qualified Plan, as defined under "Retirement Plans." With respects to items (8) and (9) above, if shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

     Retirement Plans. You may invest in shares of a Fund through a traditional, Roth or Education IRA, SEP, SARSEP, SIMPLE-IRA or any other retirement plan. Participant-directed plans, such as 401(k) plans, profit sharing and money purchase plans and 403(b) plans, that are subject to Title I of ERISA (each, a "Group Qualified Plan") are entitled to a reduced sales charge provided the number of employees eligible to participate is 99 or less. The sales charge as a percentage of the offering price and net amount invested is 3.00% and 3.09%, respectively, and the concession to dealers as a percentage of the offering price is 2.55%.


     There is no sales charge on purchases through a participant-directed Group Qualified Plan with 100 or more eligible employees. A CDSC of 1.00% will be deducted from the redemption proceeds of such accounts for redemptions made within 24 months of purchase. The CDSC will be applied in the same manner as the CDSC with respect to purchases of $1 million or more. The
Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. These sales charges will be available regardless of whether the account is registered with the Transfer Agent in the name of the individual participant or the sponsoring employer or plan trustee. A Group Qualified Plan account will be subject to the lower of the sales charge for Group Qualified Plans or the sales charge for the purchase of Fund shares.

     Additional Purchases. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

     Systematic Investing. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line. Systematic investments may also be made through automatic payroll investments. The systematic investment privilege is not available for the purchase of Fund shares in an Education IRA account. You may also elect to reinvest systematically in shares of a Fund at net asset value the cash distributions or Systematic Withdrawal Plan payments from Class A shares of an existing account in another Eligible Fund, including the Money Market Funds. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.


     Transfer of Shares. Shareholders may transfer the ownership of their shares in a Fund account to another party. Because the Funds do not offer their shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record and does not wish to complete the paperwork necessary to become a client of First Investors, the Funds reserve the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer. For more information on how to transfer your Fund shares, call your Representative or call Shareholder Services at 1-800-423-4026.


     General. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors Funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers that employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors Funds during a specific period of time. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                             HOW TO EXCHANGE SHARES

     Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Before exchanging

Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

     Exchanges By Mail. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Exchanges By Telephone. See "Telephone Transactions," below.

     Additional Exchange Information. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES


     You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares in a non-retirement account may be redeemed by mail or telephone. Shares in a retirement account may only be redeemed by mail. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from date of purchase. Shareholders may not redeem shares by telephone or Electronic Fund Transfer unless the shares being redeemed have been owned for at least 15 days. Redemption checks returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI.


     Redemptions By Mail. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Signature Guarantees. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

     Redemptions By Telephone. See "Telephone Transactions," below.

     Electronic Fund Transfer. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

     Fund/SERV Redemptions. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic redemption requests received directly from this Dealer. Electronic requests may be processed through the services of the NSCC "Fund/SERV" system. Redemption requests received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, less any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit redemption requests to FIC promptly and accurately. FIC will not be liable for any change in the redemption price due to the failure of FIC to receive such redemption requests. Any such disputes must be settled between you and the Dealer.

     Systematic Withdrawal Plan. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

     Reinvestment after Redemption. If you redeem shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same Fund or Class A shares of any other Eligible Fund, including the Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, see the SAI or call Shareholder Services at 1-800-423-4026.

     Repurchase through Underwriter. You may redeem Fund shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you a fee for handling any redemption transaction.

     Redemption of Low Balance Accounts. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares so as to increase your account balance to the required minimum. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

     Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

     Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before the close of regular trading on the NYSE will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. Exchange or redemption requests received after the close of regular trading on the NYSE will be processed the following business day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

     Telephone Exchanges. Exchange requests may be made by telephone (provided no certificate has been issued for the shares).

     Telephone Redemptions. The telephone redemption privilege may be used to redeem shares from a non-retirement account provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000; (5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000; and (6) the shares being redeemed have been owned for at least fifteen days. Telephone redemption instructions will be accepted from any one owner or authorized individual.

     Additional Information. The Trust, the Adviser, the Underwriter and their officers, trustees, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or overnight mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

     Board of Trustees. The Trust's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management.

     Adviser. Executive Investors Management Company, Inc. supervises and manages each Fund's investments, determines each Fund's portfolio transactions and supervises all aspects of each Fund's operations. The Adviser is a Delaware corporation located at 95 Wall Street, New York, NY 10005. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of EIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


     As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1997, the advisory fees were 0.25% of average daily net assets, net of waiver, for each of Blue Chip Fund and Insured Tax Exempt Fund and 0.50% of average daily net assets, net of waiver, for High Yield Fund.

     Portfolio Managers. Since January 1, 1998, the Blue Chip Fund has been co-managed by Dennis T. Fitzpatrick and Kimberly Speegle. Mr. Fitzpatrick and Ms. Speegle also co-manage certain other First Investors funds. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group. Ms. Speegle joined FIMCO in August 1997 as an Assistant Portfolio Manager. From March 1997 to August 1997, Ms. Speegle was an Investment Analyst at Sale Asset Management and from 1992 to 1995, she was a Portfolio Manager for the Clark Family.

     George V. Ganter has been Portfolio Manager of the High Yield Fund since 1989. Mr. Ganter is also Portfolio Manager of certain other First Investors funds. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.

     Clark D. Wagner has been Portfolio Manager of the Insured Tax Exempt Fund since he joined FIMCO in 1991. Mr. Wagner is also Portfolio Manager of certain other First Investors funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.


     Brokerage. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

     Underwriter. The Trust has entered into an Underwriting Agreement with Executive Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's shares and may receive other payments under a plan of distribution. See "Distribution Plan."

                                DISTRIBUTION PLAN

     Pursuant to an Amended and Restated Class A Distribution Plan (the "Plan"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares ("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plan, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

     Pursuant to the Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.25% of that Fund's average daily net assets and a service fee of 0.25% of that Fund's average daily net assets. Payments made to the Underwriter under the Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred. Each Fund will not carry over any fees under the Plan to the next fiscal year. See "Distribution Plan" in the SAI for a full discussion of the Plan.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the Board of Trustees deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. The NYSE currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from net investment income are generally declared daily by Insured Tax Exempt Fund and High Yield Fund and quarterly by Blue Chip Fund. Unless you direct the Transfer Agent otherwise, (a) dividends declared by Insured Tax Exempt Fund and High Yield Fund are paid in additional shares of the Fund at the net asset value generally determined as of the close of business on the first business day of the following month, and (b) dividends declared by Blue Chip Fund are paid in additional shares of that Fund at the net asset value generally determined as of the close of business on the business day immediately following the record date of the dividend. If you redeem all of your shares of Insured Tax Exempt Fund or High Yield Fund at any time during a month, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption, less any applicable CDSC. Net investment income includes interest and dividends, earned discount and other income earned on portfolio securities less expenses.

     Each Fund also distributes with its regular dividend at the end of each year substantially all of (a) its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers, and, in addition,
(b) for High Yield Fund, any net realized gains from foreign currency transactions. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the distributing Fund at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed taxable income and capital gain.

     In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of the distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of the distribution. Your election remains in effect until you revoke it by notifying the Transfer Agent.

     You may elect to invest the entire amount of any cash distribution in shares of any other Fund or in Class A Shares of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See the SAI or call Shareholder Services at 1-800-423-4026 for more information. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business on the business day immediately following the record date of the distribution.

     A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if either of the following events occurs: (1) the total amount of the distribution is under $5 or
(2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend or distribution checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend or distribution check returned in the same manner will be treated as a request by you to change your dividend or distribution option to reinvest. The proceeds will be reinvested in additional shares at net asset value until the Fund receives new instructions.

                                      TAXES

     Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, in addition, for High Yield Fund, net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. In addition, Insured Tax Exempt Fund intends to continue to qualify to pay "exempt-interest dividends" (as defined below), which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of Municipal Instruments.

     Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions by Insured Tax Exempt Fund of the excess of interest income from Municipal Instruments over certain amounts disallowed as deductions, which are designated by it as "exempt-interest dividends," generally may be excluded by you from your gross income. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares.

     If you purchase shares shortly before the record date for a taxable dividend or other distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. You will receive an annual statement following the end of each calendar year describing the tax status of distributions paid by your Fund during that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain.

     Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if a Fund is not furnished with your correct taxpayer identification number, and the same percentage of such dividends and distributions in certain other circumstances.

     Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid). An exchange of Fund shares for shares of any other Fund or for Class A shares of any Eligible Fund generally will have similar tax consequences. However, special tax rules apply if you (1) dispose of Fund shares through a redemption or exchange within 90 days of your purchase and (2) subsequently acquire shares of the same Fund or either other Fund or Class A shares of an Eligible Fund without paying a sales charge due to the reinvestment privilege or exchange privilege. In these cases, any gain on your disposition of the original shares will be increased, or loss decreased, by the amount of the sales charge you paid when the shares were acquired, and that amount will increase the basis of the shares you subsequently acquired. In addition, if you purchase Fund shares within 30 days before or after redeeming other shares of that Fund at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares.

     Interest on indebtedness incurred or continued to purchase or carry shares of Insured Tax Exempt Fund will not be deductible for Federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Insured Tax Exempt Fund does not intend to invest in PABs or IDBs the interest on which is treated as a Tax Preference Item.

     Proposals have been, and in the future may be, introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. If such a proposal were enacted, the availability of Municipal Instruments for investment by Insured Tax Exempt Fund and the value of its portfolio securities would be affected. In that event, the Fund would reevaluate its investment objective and policies.

     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. For example, Insured Tax Exempt Fund's distributions may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.

                             PERFORMANCE INFORMATION

     For purposes of advertising, each Fund's performance may be calculated based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results. Average annual total return includes the effect of paying the maximum sales charge and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.

     High Yield Fund and Insured Tax Exempt Fund also may advertise their yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income. Each Fund may also advertise its "actual distribution rate" for each class of shares. This is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. In addition, each Fund calculates its "actual distribution rate" based upon net asset value for dissemination to existing shareholders.

     Insured Tax Exempt Fund also may advertise its tax-equivalent yield. Tax-equivalent yields show the taxable yields an investor would have to earn to equal the Fund's tax-free yields. The tax-equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield.

     Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge will be greater than if the maximum sales charge were used.

                               GENERAL INFORMATION

     Organization. The Trust is a Massachusetts business trust organized on October 28, 1986. The Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board of Trustees shall from time to time establish. The shares of beneficial interest of the Trust are presently divided into three separate and distinct series, each having one class, designated Class A shares. The Trust does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust's Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each Fund has equal voting rights. Each share of a Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation.

     Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of EIMCO and EIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

     Share Certificates. The Funds do not issue certificates for shares purchased under any retirement account. The Funds, however, will issue share certificates at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

     Confirmations and Statements. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.

     Shareholder Inquiries. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.


     Annual and Semi-Annual Reports and Prospectuses to Shareholders. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.

     Year 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                                   APPENDIX A
               DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating "CI" is reserved for income bonds on which no interest is being paid.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                TABLE OF CONTENTS
================================================================================
Fee Table......................................................................2
Financial Highlights...........................................................4
Investment Objectives and Policies.............................................9
How to Buy Shares.............................................................20
How to Exchange Shares........................................................23
How to Redeem Shares..........................................................24
Telephone Transactions........................................................26
Management....................................................................27
Distribution Plan.............................................................28
Determination of Net Asset Value..............................................28
Dividends and Other Distributions.............................................29
Taxes.........................................................................30
Performance Information.......................................................31
General Information...........................................................32
Appendix A....................................................................34


Investment Adviser                                   Custodian
Executive Investors                                  The Bank of New York
  Management Company, Inc.                           48 Wall Street
95 Wall Street                                       New York, NY  10286
New York, NY  10005
                                                     Transfer Agent
Underwriter                                          Administrative Data
Executive Investors                                    Management Corp.
  Corporation                                        581 Main Street
95 Wall Street                                       Woodbridge, NJ  07095-1198
New York, NY  10005
                                                     Auditors
Legal Counsel                                        Tait, Weller & Baker
Kirkpatrick & Lockhart LLP                           8 Penn Center Plaza
1800 Massachusetts Avenue, N.W.                      Philadelphia, PA  19103
Washington, D.C.  20036


This Prospectus is intended to constitute an offer by the Trust only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this Prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to any other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by the Trust, Executive Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

Executive Investors
Trust
---------------------------

Blue Chip Fund
High Yield Fund
Insured Tax Exempt Fund

---------------------------

Prospectus

---------------------------

April 30, 1998

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side:

EXECUTIVE INVESTORS TRUST
95 WALL STREET
NEW YORK, NY 10005


EITP001

EXECUTIVE INVESTORS TRUST
         Blue Chip Fund
         High Yield Fund
         Insured Tax Exempt Fund
95 Wall Street
New York, New York 10005                                          1-800-423-4026


                       Statement of Additional Information
                              dated April 30, 1998


     This is a Statement of Additional Information ("SAI") for Executive Investors Trust ("Trust"), an open-end diversified management investment company. The Trust offers three separate series, each of which has different investment objectives and policies: Blue Chip Fund, High Yield Fund and Insured Tax Exempt Fund (singularly, "Fund" and collectively, "Funds"). The investment objective of each Fund is as follows:

     Blue Chip Fund seeks to provide investors with high total investment return consistent with the preservation of capital.

     High Yield Fund primarily seeks high current income and secondarily seeks capital appreciation.

     Insured Tax Exempt Fund seeks to provide a high level of interest income which is exempt from Federal income taxes and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"). Such income may be subject to state and local taxes.

     There can be no assurance that any Fund will achieve its investment objective.


     This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated April 30, 1998 which may be obtained free of cost from the Trust at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Investment Policies.........................................................   3
Hedging And Option Income Strategies........................................  11
Investment Restrictions.....................................................  17
Trustees And Officers.......................................................  22
Management..................................................................  24
Underwriter.................................................................  25
Distribution Plans..........................................................  26
Determination Of Net Asset Value............................................  27
Allocation Of Portfolio Brokerage...........................................  28
Reduced Sales Charges, Additional Exchange And
     Redemption Information And Other Services..............................  29
Taxes.......................................................................  34
Performance Information.....................................................  37
General Information.........................................................  42
Appendix A..................................................................  43
Appendix B..................................................................  44
Appendix C..................................................................  45
Financial Statements........................................................  51

                               INVESTMENT POLICIES

     American Depository Receipts. American Depository Receipts ("ADRs") may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

     Bankers'  Acceptances.  Each  Fund  may  invest  in  bankers'  acceptances.
Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Bond Market Concentration. Insured Tax Exempt Fund may invest more than 25% of its total assets in a particular segment of the bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds. Such concentration may occur in periods when one or more of these segments offer higher yields and/or profit potential. The Fund has no fixed policy as to concentrating its investments in a particular segment of the bond market, because bonds are selected for investment based on appraisal of their individual value and income. This possible concentration of the assets of the Fund may result in the Fund being invested in securities which are related in such a way that economic, business, political developments or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of the Fund's investments could increase market risks, but risk of non-payment of interest when due, or default of principal, are covered by the insurance obtained by the Fund.

     Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs") subject to the restrictions set forth in the Prospectus. The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

     Certificates of Participation. The Trust's Board of Trustees has established guidelines for determining the liquidity of the certificates of participation ("COPs") in the Funds' portfolios and, subject to its review, has delegated that responsibility to the Adviser. Pursuant to these guidelines, Executive Investors Management Company Inc. ("Adviser" or "EIMCO") will consider
(1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser according to the factors reviewed by rating agencies.

     Convertible Securities. Blue Chip Fund and High Yield Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

     Detachable Call Options. Insured Tax Exempt Fund may invest in detachable call options. Detachable call options are sold by issuers of municipal bonds separately from the municipal bonds to which the call options relate and permit the purchasers of the call options to acquire the municipal bonds at the call prices and call dates. In the event that interest rates drop, the purchaser could exercise the call option to acquire municipal bonds that yield above-market rates. During the coming year, the Fund expects to acquire detachable call options relating to municipal bonds that it already owns or will acquire in the immediate future and thereby, in effect, make such municipal bonds non-callable so long as the Fund continues to hold the detachable call option. The Fund will consider detachable call options to be illiquid securities and they will be treated as such for purposes of certain investment limitation calculations.

     Foreign Government Obligations. High Yield Fund may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have
limited  legal  resources  in  the  event  of  default.   Political  conditions,
especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

     Foreign Securities--Risk Factors. High Yield Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S.
companies. Because High Yield Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect the Fund's share price. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the High Yield Fund held in foreign countries.

     Insurance. The municipal bonds in Insured Tax Exempt Fund's portfolio will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in the Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

     The Trust has purchased a Mutual Fund Insurance Policy ("Policy") from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by the Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC prior to their purchase by the Fund. AMBAC furnished the Fund with an approved list of municipal bonds at the time the Policy was issued and subsequently provides amended and modified lists of this type at periodic intervals. AMBAC may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to the Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC to insure such securities. In determining eligibility for insurance, AMBAC has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by the Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased by the Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than AMBAC; and (5) municipal bonds which are no longer owned by the Fund. AMBAC has reserved the right at any time, upon 90 days' prior written notice to the Fund, to refuse to insure any additional municipal bonds purchased by the Fund, on or after the effective date of such notice. If AMBAC so notifies the Fund, the Fund will attempt to replace AMBAC with another insurer. If another insurer cannot be found to replace AMBAC, the Fund will ask its shareholders to approve continuation of its business without insurance.

     In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC is obligated under the Policy to make such payment not later than 30 days after it has been notified by the Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC, as regards insurance payments it may make, will succeed to the rights of the Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

     The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of the Fund's shares. The Policy will be effective only as to insured municipal bonds owned by the Fund. In the event of a sale by the Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by the Fund, AMBAC is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC will have no further obligations to the Fund in respect of such municipal bond. It is the intention of the Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by the Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Fund's method of valuing securities in default and securities which have a significant risk of default.

     The Trust may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service ("Moody's"), Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by the Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. The Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable the Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the bond.

     In addition to the contract of insurance relating to the Fund, there is a contract of insurance between AMBAC and First Investors Multi-State Insured Tax Free Fund, between AMBAC and First Investors Series Fund, between AMBAC and First Investors New York Insured Tax Free Fund, Inc. and between AMBAC and First Investors Insured Tax Exempt Fund, Inc. Otherwise, neither AMBAC or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.


     AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately
$2,879,000,000 (unaudited) and statutory capital of approximately $1,656,000,000. (unaudited) as of December 31, 1997. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch have each assigned a triple-A claims-paying ability rating to AMBAC.


     AMBAC has obtained a ruling from the Internal Revenue Service ("IRS") to the effect that the insuring of an obligation by AMBAC will not affect the treatment for Federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for Federal income tax purposes in the same manner as if such payments were made by the issuer of the municipal bonds.

     AMBAC makes no representation regarding the municipal bonds included in the investment portfolio of the Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

     The information relating to AMBAC contained above has been furnished by AMBAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

     Loans of Portfolio Securities. Each Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned

(plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. Blue Chip Fund and Insured Tax Exempt Fund may make loans not in excess of 10% of each Fund's total assets. High Yield Fund may make loans, together with illiquid securities, not in excess of 15% of its net assets.

     Mortgage-Backed Securities. Blue Chip Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.


     Risks of Mortgage-Backed Securities. Investments in mortgage-backed securities entail market, prepayment and extension risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayment generally increases when interest rates decline. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security, which is known as extension risk. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities.


     GNMA Certificates. Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal

Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

     FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

     FNMA Securities. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

     Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

     Repurchase Agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of such Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

     Restricted Securities and Illiquid Investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid.

     Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

     Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. Insured Tax Exempt Fund may not invest in options. While Blue Chip Fund and High Yield Fund have no intention of investing in options in the coming year, if any such Fund did, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option


     Warrants. High Yield Fund may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is greater risk that warrants might drop in value at a faster rate than the underlying stock. The Fund's investments in warrants is limited to 5% of its total assets, of which no more than 2% may not be listed on the New York or American Stock Exchange.


     When-Issued Securities. High Yield Fund and Insured Tax Exempt Fund may each invest up to 10% and 25%, respectively, of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in that Fund's incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of that Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of a Fund's commitment, that Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of that Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.


     Portfolio Turnover. Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."


     For the fiscal years ended December 31, 1996 and 1997, High Yield Fund's portfolio turnover rate was 27% and 49%, respectively. For the fiscal year ended December 31, 1996, the portfolio turnover rate for Blue Chip Fund and Insured Tax Exempt Fund was 50% and 116%, respectively. See the Prospectus for the portfolio turnover rate for Blue Chip Fund and Insured Tax Exempt Fund for the fiscal year ended December 31, 1997.

                      HEDGING AND OPTION INCOME STRATEGIES

     The Adviser may engage in certain options and futures strategies to hedge the Fund's portfolios, in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC") and, for Insured Tax Exempt Fund, engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by the Board of Trustees to govern each Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the CFTC.

     Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and, (4) the possible absence of a liquid secondary market for any particular instrument at any time.

     Blue Chip Fund. Although it does not intend to engage in these strategies in the coming year, Blue Chip Fund may attempt to hedge against changes in market conditions by buying U.S. exchange-traded put and call options on stock indices and enter into closing transactions with respect to such options.

     High Yield Fund. Although it does not intend to engage in these strategies in the coming year, High Yield Fund may buy and sell interest rate futures contracts traded on a board of trade as a hedge against adverse changes in interest rates.

     Insured Tax Exempt Fund. Although it does not intend to engage in these strategies in the coming year, Insured Tax Exempt Fund may sell covered listed put and call options and buy call and put options on its portfolio securities and may enter into closing transactions with respect to such options. The Fund also may buy and sell financial futures contracts and buy and sell call and put options thereon traded on a U.S. exchange or board of trade and enter into closing transactions with respect to such options.

     Cover for Hedging and Option Income Strategies. No Fund will use leverage in its hedging and option income strategies. Each Fund will not enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options Strategies. Insured Tax Exempt Fund may purchase call options on securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Insured Tax Exempt Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

     Insured Tax Exempt Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. The Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by the Fund, to the extent described under "Investment Policies--Restricted Securities and Illiquid Investments" and therefore subject to the Fund's limitation on investments in illiquid securities. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

     Insured Tax Exempt Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

     Blue Chip Fund may purchase U.S. exchange-traded put and call options on stock indices in much the same manner as the more traditional equity and debt options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security.

A stock index assigns relative values to the stock included in the index and fluctuates with changes in such values. Stock index options operate in the same way as the more traditional equity options, except that settlements of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities in which a Fund invests.

     Currently, many options on equity securities are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Options Guidelines. In view of the risks involved in using options, the Board of Trustees has adopted non-fundamental investment guidelines to govern the use of options by Blue Chip Fund and Insured Tax Exempt Fund that may be modified by the Board without shareholder vote: (1) options will be purchased or written only when the Adviser believes that there exists a liquid secondary market in such options; and (2) no Fund may purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by such Fund, exceeds 5% of that Fund's total assets. This does not limit a Fund's assets at risk to 5%.

     Special Characteristics and Risks of Options Trading. Blue Chip Fund and Insured Tax Exempt Fund may effectively terminate their right or obligation under an option by entering into a closing transaction. If either Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying index or security and the market value of the option.

     The value of an option position will reflect, among other things, the current market price of the underlying security or stock index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or stock index and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities market or, in the case of stock index options, fluctuations in the market sector represented by the index selected.

     Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

     A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although Blue Chip Fund and Insured Tax Exempt Fund intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, that Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     Stock index options are settled exclusively in cash. If Blue Chip Fund purchases an option on a stock index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

     A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

     Futures Strategies. High Yield Fund and Insured Tax Exempt Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which they invest.

     High Yield Fund and Insured Tax Exempt Fund may use interest rate futures contracts and, for Insured Tax Exempt Fund, options thereon, to hedge the debt portion of their portfolios against changes in the general level of interest rates. A Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

     Insured Tax Exempt Fund may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

     High Yield Fund and Insured Tax Exempt Fund will use futures contracts and, for Insured Tax Exempt Fund, options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC and Insured Tax Exempt Fund will not enter into such investments for which the aggregate initial margin and premiums exceed 5% of that Fund's total assets. This does not limit that Fund's assets at risk to 5%. The Fund has represented the foregoing to the CFTC.

     Futures Guidelines. In view of the risks involved in using futures strategies described below, the Board of Trustees has adopted non-fundamental investment guidelines to govern the use of such investments by High Yield Fund and Insured Tax Exempt Fund that may be modified by the Board without shareholder vote. In the event a Fund enters into futures contracts or, for Insured Tax Exempt Fund, options thereon other than for bona fide hedging purposes (as defined by the CFTC), (1) the aggregate initial margin and premiums required to establish these positions will not exceed 5% of High Yield Fund's assets, and (2) the aggregate margin deposits on all outstanding futures contracts positions held by Insured Tax Exempt Fund and premiums paid on outstanding options and futures contracts, after taking into account unrealized profits and losses, will not 5% of Insured Tax Exempt Fund's total assets, or enter into any futures contracts or related options if the aggregate amount of Insured Tax Exempt Fund's commitments under outstanding futures contracts positions and related options written by Insured Tax Exempt Fund would exceed the market value of Insured Tax Exempt Fund's total assets. This does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio. In addition, each Fund may not purchase interest rate futures contracts if immediately thereafter more than 30% of its total assets would be so invested.

     Special Characteristics and Risks of Futures Trading. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, High Yield Fund and Insured Tax Exempt Fund are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. Insured Tax Exempt Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

     Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements such Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

     Successful use by High Yield Fund and Insured Tax Exempt Fund of futures contracts and, for Insured Tax Exempt Fund, related options, will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to that Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

     Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although High Yield Fund and Insured Tax Exempt Fund intend to purchase or sell futures and, for Insured Tax Exempt Fund, related options, only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

     Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

     Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when Insured Tax Exempt Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities being hedged.

     High Yield Fund and Insured Tax Exempt Fund's activities in the futures and, for Insured Tax Exempt Fund, related options, markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

                             INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund, voting separately from any other Fund of the Trust. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by that Fund at the time it purchases any security.

     Blue Chip Fund. Blue Chip Fund will not:

     (1) Make short sales of securities to maintain a short position.

     (2) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

     (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).

     (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

     (5) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (6) Pledge, mortgage or hypothecate any of its assets except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

     (7) Buy or sell commodities or commodity contracts or real estate or interests in real estate limited partnerships, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     (8) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

     (9) Make investments for the purpose of exercising control or management.

     (10) Purchase any securities on margin.

     (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of the Trust, as principals.

     (12) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or Trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The following investment restrictions are not fundamental and may be changed without prior shareholder approval. These investment restrictions provide that the Fund will not:

     (1) Purchase any security if as a result the Fund would then have more than
5%  of  its  total  assets  invested  in  securities  of  companies   (including
predecessors) less than three years old.

     (2) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Fund may incur duplicate fees to the extent that it invests in other investment companies.

     (3) Purchase oil, gas or other mineral interests. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

     (4) Write, purchase or sell options (puts, calls or combinations thereof), except that the Fund may purchase put and call options on U.S. exchange-traded options on stock indices (and may enter into closing sale transactions with respect to such options) provided that the premiums paid for such options do not exceed 5% of the Fund's total assets.

     (5) Purchase warrants if as a result the Fund would then have more than 5% of its total assets, valued at the lower of cost or market, invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

     (6) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     High Yield Fund. High Yield Fund will not:

     (1) Borrow money, except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets.

     (2) Engage in "short sales" in excess of 10% of the Fund's total assets.

     (3) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraphs
(1) and (2) above and for margin to secure its obligations under interest rate futures contracts, provided the Fund maintains asset coverage of at least 300% for pledged assets.

     (4) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Trust's Board of Trustees may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all repurchase agreements with more than seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

     (5) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (6) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

     (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (8) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1940 Act and are readily marketable and may invest in interest rate futures contracts and options thereon (provided the margin required does not violate the investment restrictions pertaining to pledged assets).

     (9)  Invest  in  companies  for  the  purpose  of  exercising   control  or
management.

     (10) Invest in securities of other investment companies, except in connection with a merger of another investment company.

     (11) Purchase any securities on margin (however, the Fund's engaging in "hedging transactions" and the margins required thereon shall not be considered a violation of this provision).

     (12) Purchase or retain securities of any issuer if any officer and director or trustee of the Trust or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer or if all such officers and directors or trustees together own more than 5% of the securities of such issuer.

     (13) Invest 25% or more of the value of its total assets in a particular industry at any one time.

     (14) Invest more than 5% of the value of its net assets in warrants, with no more than 2% in warrants not listed on either the New York or American Stock Exchanges.

     (15) Purchase or sell portfolio securities from or to the Adviser or any trustee or officer thereof or of the Trust, as principals.

     (16) Invest more than 15% of the value of its total assets, at the time of purchase, in deep discount securities of companies that are financially troubled, in default or in bankruptcy or reorganization.

     (17) Issue senior securities.

     (18) Invest any of its assets in interests in oil, gas or other mineral exploration or development programs, or in puts, calls, straddles or any combination thereof.

     (19) Invest more than 10% of its net assets in when-issued securities at the time such purchase is made.

     The following investment restrictions are not fundamental and may be changed without shareholder approval:

     (1) Notwithstanding fundamental investment restriction (8) above, the Fund will not invest in real estate limited partnership interests or in interests in real estate investment trusts that are not readily marketable.

     (2) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     Insured Tax Exempt Fund. Insured Tax Exempt Fund will not:

     (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

     (2) Issue senior securities.

     (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets), provided such loans are at all times secured by cash or equivalent collateral of no less than 100% by marking to market daily.

     (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

     (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

     (6)  Buy  or  sell  real  estate  or  interests  in  real  estate   limited
partnerships, although it may purchase and sell securities which are secured by real estate or interests therein.

     (7) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

     (8) Make investments for the purpose of exercising control or management.

     (9) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of the Trust, as principals.

     (10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or Trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

     (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

     (3) Enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

     (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

     (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

     (6) Sell securities short, unless it owns or has the right to obtain securities, without additional consideration, equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

                              TRUSTEES AND OFFICERS

     The following table lists the Trustees and executive officers of the Trust, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

Glenn O. Head*+ (72), President and Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors
Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

James J. Coy (84),  Emeritus  Trustee,  90 Buell Lane,  East Hampton,  NY 11937.
Retired;  formerly  Senior  Vice  President,   James  Talcott,  Inc.  (financial
institution).

Roger L. Grayson* (41), Trustee, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

Kathryn S. Head*+ (42), Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

Rex R. Reed (76), Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

Herbert Rubinstein (76), Trustee, 695 Charolais Circle,  Edwards, CO 81632-1136.
Retired;  formerly  President,   Belvac  International   Industries,   Ltd.  and
President, Central Dental Supply.

Nancy Schaenen (66), Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

James M. Srygley (65), Trustee, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

John T. Sullivan* (66), Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

Robert F. Wentworth (68), Trustee, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

Joseph I. Benedek (40), Treasurer and Chief Financial Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

Concetta Durso (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

Clark D. Wagner (39), Vice President. Vice President, First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc., First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc. and First Investors Government Fund, Inc.

George V. Ganter (45), Vice President. Vice President, First Investors Asset Management Company, Inc., First Investors High Yield, Inc., and First Investors Special Bond Fund; Portfolio Manager, FIMCO.

Patricia D. Poitra (43), Vice President. Vice President, First Investors U.S. Government Plus Fund, First Investors Series Fund II, Inc. and First Investors Series Fund; Director of Equities, FIMCO.

----------
* These Trustees may be deemed to be "interested persons," as defined in the 1940 Act.

+    Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

     The Trustees and officers, as a group, owned less than 1% of shares of any Fund.

     All of the officers and Trustees, except for Ms. Poitra and Messrs. Ganter and Wagner, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.


     The following table lists compensation paid to the Trustees of the Trust for the fiscal year ended December 31, 1997.


                                         Pension or                            Total
                                         Retirement                            Compensation
                                         Benefits             Estimated        From First
                       Aggregate         Accrued as Part      Annual           Investors Family
                       Compensation      of Fund              Benefits Upon    of Funds Paid to
Trustee                From Fund*        Expenses             Retirement       Trustee*
-------                ----------        ---------------      -------------    ----------------
James J. Coy**          $  250.00               $-0-             $-0-           $15,500.00
Roger L. Grayson              -0-                -0-              -0-                  -0-
Glenn O. Head                 -0-                -0-              -0-                  -0-
Kathryn S. Head               -0-                -0-              -0-                  -0-
Rex R. Reed                600.00                -0-              -0-            37,200.00
Herbert Rubinstein         600.00                -0-              -0-            37,200.00
James M. Srygley           600.00                -0-              -0-            37,200.00
John T. Sullivan              -0-                -0-              -0-                  -0-
Robert F. Wentworth        600.00                -0-              -0-            37,200.00
Nancy Schaenen             450.00                -0-              -0-            27,900.00

----------
* Compensation to officers and interested Trustees of the Trust is paid by the Adviser. In addition, prior to December 31, 1997, compensation to non-interested Trustees of the Trust was voluntarily paid by the Adviser. Commencing January 1, 1998, compensation to non-interested Trustees of the Trust is being paid by the Trust.

** On March 27, 1997, Mr. Coy resigned as a Trustee of the Trust. Mr. Coy did not resign due to a disagreement on any matters relating to the Trust's operations, policies or practices. Mr. Coy currently serves as an emeritus Trustee.


                                   MANAGEMENT

     Investment advisory services to each Fund are provided by Executive Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Funds' Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of each Fund.

     Pursuant to the Advisory Agreement, EIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Trust's Trustees. The Advisory Agreement also provides that EIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Trust and each Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Trust's Trustees or by a majority of the outstanding voting securities of such Fund, or by EIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trust's Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Trust's
Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

     Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

                                                                          Annual
Average Daily Net Assets                                                   Rate
------------------------                                                   ----

Up to $200 million......................................................   1.00%
In excess of $200 million up to $500 million............................   0.75
In excess of $500 million up to $750 million............................   0.72
In excess of $750 million up to $1.0 billion............................   0.69
Over $1.0 billion.......................................................   0.66


     For the fiscal years ended December 31, 1995, 1996 and 1997, Blue Chip Fund's advisory fees were $12,118, $17,351 and $29,330, respectively. Of such amounts, the Adviser voluntarily waived $12,118, $13,013 and $21,997, respectively. For the fiscal years ended December 31, 1995, 1996 and 1997, Insured Tax Exempt Fund's advisory fees were $119,019, $148,917 and $156,479, respectively. Of such amounts, the Adviser voluntarily waived $119,019, $111,688 and $117,359, respectively. For the fiscal years ended December 31, 1995, 1996 and 1997, High Yield Fund's advisory fees were $154,785, $161,441 and $180,560, respectively. Of such amounts, the Adviser voluntarily waived $85,132, $80,721 and $90,280, respectively. For the fiscal year ended December 31, 1997, the Adviser voluntarily assumed expenses for Blue Chip Fund and Insured Tax Exempt Fund in the amounts of $10,454 and $14,160, respectively.

     The Adviser has an Investment Committee composed of George V. Ganter, Margaret Haggerty, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.


     Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

                                   UNDERWRITER

     The Trust has entered into an Underwriting Agreement ("Underwriting Agreement") with Executive Investors Corporation ("Underwriter" or "EIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to the Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the Funds' shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Funds' shares, unless the Funds have agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plan." The Underwriting Agreement was approved by the Trust's Board of Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Trust's Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.


     For the fiscal year ended December 31, 1995, Blue Chip Fund paid EIC underwriting commissions of $574. For the same period, EIC reallowed an additional $3,084 to unaffiliated dealers and $3,084 to FIC. For the fiscal year ended December 31, 1996, Blue Chip Fund paid EIC underwriting commissions of $907. For the same period, EIC reallowed an additional $171 to unaffiliated dealers and $306 to FIC. For the fiscal year ended December 31, 1997, Blue Chip Fund paid EIC underwriting commissions of $3,324. For the same period, EIC reallowed an additional $10,933 to unaffiliated dealers and $2,518 to FIC.

     For the fiscal year ended December 31, 1995, High Yield Fund paid EIC underwriting commissions of $7,037. For the same period, EIC reallowed an additional $49,621 to unaffiliated dealers and $4,349 to FIC. For the fiscal year ended December 31, 1996, High Yield Fund paid EIC underwriting commissions of $9,472. For the same period, EIC reallowed an additional $44,575 to unaffiliated dealers and $5,446 to FIC. For the fiscal year ended December 31, 1997, High Yield Fund paid EIC underwriting commissions of $17,493. For the same period, EIC reallowed an additional $122,540 to unaffiliated dealers and $5,239 to FIC.

     For the fiscal year ended December 31, 1995, Insured Tax Exempt Fund paid EIC underwriting commissions of $9,502. For the same period, EIC reallowed an additional $59,787 to unaffiliated dealers and $3,812 to FIC. For the fiscal year ended December 31, 1996, Insured Tax Exempt Fund paid EIC underwriting commissions of $11,622. For the same period, EIC reallowed an additional $62,323 to unaffiliated dealers and $2,911 to FIC. For the fiscal year ended December 31, 1997, Insured Tax Exempt Fund paid EIC underwriting commissions of $6,680. For the same period, EIC reallowed an additional $28,463 to unaffiliated dealers and $5,596 to FIC.


                               DISTRIBUTION PLANS

     As stated in the Funds' Prospectus, pursuant to an Amended and Restated Class A Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

     In adopting the Plan for the Funds, the Trust's Board of Trustees considered all relevant information and determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trust's Board believes that the amounts spent pursuant to the Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of that Fund.

     The Plan was approved by the Trust's Board of Trustees, including a majority of the Independent Trustees, and by a majority of the outstanding voting securities of each Fund. The Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually by either the Board of Trustees or by a vote of a majority of the outstanding voting securities of that Fund. In either case, to continue, the Plan must be approved by the vote of a majority of the Independent Trustees of the Trust. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made. While the Plan is in effect, the selection and nomination of the Trust's Independent Trustees will be committed to the discretion of such Independent Trustees then in office. The Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of that Fund.


     For the fiscal year ended December 31, 1997, Blue Chip Fund paid $14,666 in fees pursuant to the Plan. For the same period, the Underwriter waived an additional $2,995 in fees pursuant to the Plan. For the fiscal year ended December 31, 1997, High Yield Fund paid $90,280 in fees pursuant to the Plan. For the same period, the Underwriter waived an additional $18,092 in fees pursuant to the Plan. For the fiscal year ended December 31, 1997, Insured Tax Exempt Fund paid $78,240 in fees pursuant to the Plan. For the same period, the Underwriter waived an additional $15,659 in fees pursuant to the Plan. For the fiscal year ended December 31, 1997, the Underwriter incurred the following Plan-related expenses with respect to each
Fund:

                           Compensation to    Compensation to    Compensation to
Fund                         Underwriter          Dealers        Sales Personnel
----                         -----------          -------        ---------------

Blue Chip Fund               $  6,063.54        $  8,602.46            -0-
High Yield Fund                40,154.07          50,125.93            -0-
Insured Tax Exempt Fund        32,566.77          45,673.23            -0-


                        DETERMINATION OF NET ASSET VALUE


     Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by an outside pricing service. The pricing services are provided to the Blue Chip Fund and High Yield Fund by Interactive Data Corporation and to the Insured Tax Exempt Fund by Muller Data Corporation. The pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust.


     With respect to the High Yield Fund and Insured Tax Exempt Fund, "when-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. With respect to High Yield Fund, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.


     Insured Tax Exempt Fund may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Fund will consider security type, rating, market condition and yield.


     The Board of Trustees may suspend the determination of a Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the United States market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Purchases and sales of portfolio securities by High Yield Fund and Insured Tax Exempt Fund may be principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commission paid by the Funds for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Certain money market instruments may be purchased by the Funds directly from an issuer, in which no commission or discounts are paid. The Funds may purchase fixed income securities on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

     Blue Chip Fund may deal in securities which are not listed on a national securities exchange or the Nasdaq Stock Market but are traded in the OTC market. The Fund also may purchase listed securities through the "third market." When transactions are executed in the OTC market, the Fund seeks to deal with the primary market makers, but when advantageous they utilize the services of brokers.

     In effecting portfolio transactions for the Funds, the Adviser seeks best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or the Adviser, by such member or broker. In addition, upon the instruction of the Board of Trustees, the Adviser may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by the Adviser in connection with a Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker participate in these commissions.

     The Adviser may combine transaction orders placed on behalf of a Fund, other funds in the First Investors Group of Funds and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Trustees. The Trust's Board of Trustees has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of Insured Tax Exempt Fund's portfolio.



     For the fiscal year ended December 31, 1995, Blue Chip Fund paid $1,041 in brokerage commissions. Of that amount $565 was paid to brokers who furnished research services on portfolio transactions in the amount of $380,234. For the fiscal year ended December 31, 1995, High Yield Fund did not pay brokerage commissions..

     For the fiscal year ended December 31, 1996, Blue Chip Fund paid $2,457 in brokerage commissions. Of that amount $1,018 was paid to brokers who furnished research services on portfolio transactions in the amount of $671,833. For the fiscal year ended December 31, 1996, High Yield Fund paid $310 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $90,361. For the fiscal year ended December 31, 1996, Insured Tax Exempt Fund did not pay brokerage commissions.

     For the fiscal year ended December 31, 1997, Blue Chip Fund paid $4,661 in brokerage commissions. Of that amount $2,648 was paid to brokers who furnished research services on portfolio transactions in the amount of $1,981,834. For the fiscal year ended December 31, 1997, High Yield Fund paid $72 in brokerage commissions., all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $18,214. For the fiscal year ended December 31, 1997, Insured Tax Exempt Fund did not pay brokerage commissions.


                 REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                    REDEMPTION INFORMATION AND OTHER SERVICES

Reduced Sales Charges

     Reduced sales charges are applicable to purchases made at one time of shares of any one or more of the Funds or of any one or more of the Eligible Funds, as defined in the Prospectus, by "any person," which term shall include an individual, or an individual's spouse and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved; provided, however, that the term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

     Ownership of Class A and Class B shares of any Eligible Fund, except as noted below, qualify for a reduced sales charge on the purchase of Fund shares. Class A shares purchased at net asset value, Class A shares of the Money Market Funds, or shares owned under a Contractual Plan are not eligible for the purchase of Fund shares at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

     Letter of Intent. Any of the eligible persons described above may, within 90 days of their investment, sign a statement of intent ("Letter of Intent") in the form provided by the Underwriter, covering purchases of shares of any one or more of the Funds and of Class A shares of the other Eligible Funds to be made within a period of thirteen months, provided said shares are currently being offered to the general public and only in those states where such shares may be legally sold, and thereby become eligible for the reduced sales charge applicable to the total amount purchased. A Letter of Intent filed within 90 days of the date of investment is considered retroactive to the date of investment for determination of the thirteen-month period. The Letter of Intent is not a binding obligation on either the investor or the Fund. During the term of a Letter of Intent, Administrative Data Management Corp. ("Transfer Agent") will hold Class A shares representing 5% of each purchase in escrow, which shares will be released upon completion of the intended investment.

     Purchases of Class A shares made under a Letter of Intent are made at the sales charge applicable to the purchase of the aggregate amount of shares covered by the Letter of Intent as if they were purchased in a single transaction. The applicable quantity discount will be based on the sum of the then current public offering price (i.e., net asset value plus applicable sales charge) of all shares of the Funds and Class A and Class B shares of the Eligible Funds, including the net asset value of all Class B shares of the Eligible Funds and the Money Market Funds, currently owned, together with the aggregate offering price of purchases to be made under the Letter of Intent. If all such shares are not so purchased, a price adjustment is made, depending upon the actual amount invested within such period, by the redemption of sufficient Class A shares held in escrow in the name of the investor (or by the investor paying the commission differential). A Letter of Intent can be amended (1) during the thirteen-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original Letter of Intent, or (2) automatically after the end of the period, if total purchases credited to the Letter of Intent qualify for an additional reduction in the sales charge. The Letter of Intent privilege may be modified or terminated at any time by the Underwriter.

     Cumulative Purchase Privilege. Upon written notice to EIC, shares of a Fund are also available at a quantity discount on new purchases if the then current public offering price (i.e., net asset value plus applicable sales charge) of all shares of the Funds and Class A shares of the Eligible Funds, plus the net asset value of all Class B shares of the Eligible Funds, including Class B shares of the Money Market Funds, previously purchased and then owned, plus the value of Class A shares being purchased at the current public offering price, amount to $100,000 or more. Such quantity discounts may be modified or terminated at any time by the Underwriter.

Systematic Investing

     First Investors Money Line. This service allows you to invest in a Fund through automatic deductions from your bank checking account, provided you have Electronic Fund Transfers privileges. See "Electronic Fund Transfers," below. Scheduled investments in the minimum amount of $50 per month or $600 per year may be made bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually. In order to invest $2,500 or more through First Investors Money Line, a Medallion signature guarantee is required. See "Signature Guarantees." The maximum amount which may be invested through First Investors Money Line is $10,000 a month. Shares of the Fund are purchased at the public offering price determined at the close of business on the investment date you select provided the amount of the purchase is available funds in your designated bank account two business days prior to the investment date selected. You may change the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Control Dept. It takes between three and five business days to process most changes you request be made to your Money Line service. Money Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

     Automatic Payroll Investment. You also may arrange for automatic investments in the minimum amount of $50 into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased at the public offering price determined as of the close of business on the day the electronic fund transfer is received by the Fund. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423-4026. Arrangements must also be made with your employer's payroll department.

     Cross-Investment of Cash Distributions. You may elect to invest in shares of a Fund at net asset value all the cash distributions from any other Fund or Class A shares of an Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's shares into any other Fund or Class A shares of an Eligible Fund, including the Money Market Funds. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. If your distributions are to be invested in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

     Systematic Withdrawal Plan. Shareholders who own noncertificated shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000 and you have dividends and other distributions reinvested, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. The $5,000 minimum account balance is currently being waived for required minimum distributions on retirement plan accounts. Additionally, regardless of the amount of your Fund account, you may also elect to have the Systematic

Plan payments automatically (i) invested at net asset value in Class A shares of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Eligible Fund account, you must invest a minimum of $600 per year. Dividends and other distributions, if any, are reinvested in additional shares of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative.
Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

     The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.


     Electronic Fund Transfer. Shareholders may apply for the privilege of making Electronic Fund Transfers ("EFT") between Fund accounts and a predesignated bank account by completing an application and having all shareholders' signatures guaranteed. If the bank account registration is not identical to the Fund account, a signature guarantee of every bank account holder who is not an owner of the Fund account is required. Shareholders may choose EFT privileges for Money Line purchases, redemptions, dividend distributions and Systematic Withdrawal Plan payments. The minimum EFT redemption amount is $500 and the maximum is $50,000. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the EFT privileges at any time. Shareholders may not use EFT to redeem shares unless they have been owned for at least 15 days.


     Signature Guarantees. The words "Signature Guaranteed" must appear in direct association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (3) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (4) an account registration is being transferred to another owner, (5) a transaction requires additional legal documentation; (6) the redemption request is for certificated shares; (7) your address of record has changed within 60 days prior to a redemption request; (8) multiple owners have a dispute or give inconsistent instructions; (9) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents; and (10) you elect EFT privileges.

     Reinvestment after Redemption. If you redeem shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same Fund or Class A shares of any other Eligible Fund (including the Money Market Funds), at net asset value, on the date the Transfer Agent receives your purchase request. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within six months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."

     Telephone Transactions. Fund shares not held in certificate form may be exchanged or redeemed by telephone provided you have not declined telephone privileges. Telephone exchanges are also available between participant directed 401(k) accounts where First Financial Savings (as defined below) acts as Custodian, IRA accounts or 403(b) accounts of the same class of shares registered in the same name. Telephone exchanges are also available from an individually registered non-retirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file).

     As stated in the Funds' Prospectus, the Trust, the Adviser, the Underwriter and their officers, directors, trustees and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, address, social security number and such other information as may be deemed necessary; (2) recording all telephone instructions; and (3) sending written confirmation of each transaction to the shareholder's address of record.

     Cancelled Checks. Copies of cancelled purchase, liquidation or dividend checks will be provided to shareholders upon request. Shareholders will be charged $10.00 per check.

Retirement Plans


     Profit-Sharing/Money Purchase Pension/401(k) Plans. FIC offers prototype 401(k) Retirement Plans approved by the IRS for corporations, sole proprietorships and partnerships and Profit-Sharing and Money Purchase Pension Plans for owner-only sole proprietorships and owner-only partnerships ("Retirement Plans"). Keogh Plans are available only to sole proprietors or partnerships. Custodial Agreements can be utilized for such Retirement Plans that provide that First Financial Savings Bank, S.L.A. ("First Financial Savings"), an affiliate of FIC, will furnish all required custodial services, except for the 401(k) flexible.


     Currently, there are no annual service fees chargeable to participants in connection with a Retirement Plan account. Each Fund currently pays the annual $10.00 custodian fee for each Retirement Plan account, if applicable, maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice.

     The Retirement Plan documents contain further specific information about the Retirement Plans and may be obtained from your Representative. Prior to establishing a Retirement Plan, you are advised to consult with your legal and tax advisers.

     Individual Retirement Accounts. A qualified individual may purchase shares of a Fund through a traditional, Roth or Education IRA or, as an employee of a qualified employer, through a simplified employee pension-IRA ("SEP-IRA"), a salary reduction simplified employee pension-IRA ("SARSEP-IRA") or a Savings Incentive Match Plan for Employees ("SIMPLE-IRAs") furnished by FIC. Under the related Custodial Agreements, First Financial Savings acts as custodian of each of these retirement plans. The custodian fees are disclosed in the IRA documents.

     A taxpayer generally may make an annual individual IRA contribution no greater than the lesser of (a) 100% of his or her compensation or (b) $2,000 (or $4,000 when also contributing to a spousal IRA). However, contributions are deductible only under certain conditions. The requirements as to SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs are described in IRS Forms 5305-SEP, 5305A-SEP and

5305-SIMPLE, respectively, which are provided to employers. Employers are required to provide copies of these forms to their eligible employees. A disclosure statement setting forth complete details of the IRA should be given to each participant before the contribution is invested.

     As of January 1, 1997, no new employer-sponsored SARSEP-IRAs may be established. Newly eligible participants in a SARSEP-IRA established prior to that date, however, may open a new account. Additionally, participants in an established SARSEP-IRA may continue to make contributions thereto.

     Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

     An application and other documents necessary to establish an IRA, SEP-IRA or SIMPLE-IRA are available from your Representative. Prior to establishing an IRA, SEP-IRA or SIMPLE-IRA, you are advised to consult with your legal and tax advisers.

     Retirement Benefit Plans for Employees of Eligible Organizations. FIC makes available model custodial accounts under Section 403(b)(7) of the Code ("Custodial Accounts") to provide retirement benefits for employees of certain eligible public educational institutions and other eligible non-profit charitable, religious and humane organizations. The Custodial Accounts are designed to permit contributions (up to a "maximum exclusion allowance") by employees through salary reduction. First Financial Savings acts as custodian of these accounts.

     Contributions may be made to a Custodial Account under the Optional Retirement Program for Employees of Texas Institutions of Higher Education ("ORP"), either by salary reduction agreement or otherwise, in accordance with the terms and conditions of the ORP, and under the Texas Deferred Compensation Plan Program for eligible state employees by salary reduction agreement. In addition, contributions may also be made to other deferred compensation plans maintained by state or local governments, or their agencies, commonly referred to as Section 457 plans.

     Currently, there are no annual service fees chargeable to participants in connection with a Custodial Account. Each Fund currently pays the annual $10.00 custodian fee for each Custodial Account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to a Custodial Account participant. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to a Custodial Account participant.

     An application and other documents necessary to establish a Custodial Account are available from your Representative. Persons desiring to create a Custodial Account are advised to confer with their legal and tax advisers concerning the specifics of this type of retirement benefit plan.

     Mandatory income tax withholding, at the rate of 20% may be required on "eligible rollover" distributions made from any of the foregoing retirement plans (other than IRAs, including SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs). If the recipient elects to directly transfer an eligible rollover distribution to an "eligible retirement plan" that permits acceptance of such distributions, no withholding will apply. For distributions that are not "eligible rollover" distributions, the recipient can elect, in writing, not to require any withholding. This election must be submitted immediately before, or must accompany, the distribution request. The amount, if any, of any such optional withholding depends on the amount and type of the distribution. Appropriate election forms are available from the Custodian or Shareholder Services. Other types of withholding nonetheless may apply.

     Distribution Fees. A participant/shareholder's account under any of the foregoing retirement plans (including IRAs) may be charged a distribution fee (at the time of withdrawal) of $7.00 for a single distribution of the entire account and $1.00 for each periodic distribution therefrom.

     Emergency Pricing Procedures. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

     1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

     2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

          (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

          (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

     3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

     4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.

                                      TAXES

General

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund-each Fund being treated as a separate corporation for these purposes-must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for High Yield Fund, net gains from certain foreign currency transactions) plus, in the case of Insured Tax Exempt Fund, its net interest income excludible from gross income under section 103(a) of the Code ("Distribution Requirement"), and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for High Yield Fund, foreign currencies, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities or, for High Yield Fund, those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be reported, or in the case of exempt-interest dividends (see below) paid to shareholders of Insured Tax Exempt Fund, will be taxed to shareholders for the year in which that December 31 falls.


     Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income tax-generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.


     A portion of the dividends from Blue Chip Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax. No dividends paid by Insured Tax Exempt Fund or High Yield Fund are expected to be eligible for this deduction.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Interest and dividends received by High Yield Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) will qualify as permissible income under the Income Requirement.


     High Yield Fund and Insured Tax Exempt Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each such Fund must account for the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, High Yield Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt interest, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and High Yield Fund must do so to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).


     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund will realize in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

     If a Fund has an "appreciated financial position"-generally, an interest (including an interest through an option, futures or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

Insured Tax Exempt Fund

     Dividends paid by Insured Tax Exempt Fund will qualify as exempt-interest dividends as defined in the Prospectus, and thus will be excludable from gross income for Federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

     If shares of Insured Tax Exempt Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss not disallowed will be treated as described above.

     Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, to the extent Insured Tax Exempt Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the Federal alternative minimum tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as Insured Tax Exempt Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     Insured Tax Exempt Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     If Insured Tax Exempt Fund invests in any instruments that generate taxable income under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

                             PERFORMANCE INFORMATION

     A Fund may advertise its performance in various ways.

     Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

          T=[(ERV/P)^(1/n)]-1

     The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

          (ERV-P)/P  = TOTAL RETURN

     Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 4.75% (as a percentage of the offering price) from the initial $1,000 payment. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

     Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a

Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.


     Average annual return and total return computed at the public offering price for the periods ended December 31, 1997 are set forth in the tables below:

         AVERAGE ANNUAL TOTAL RETURN:*

                              One Year   Five Years   Ten Years   Life of Fund**
                              --------   ----------   ---------   --------------
Blue Chip Fund                 20.54%       16.19%       N/A          14.04%
High Yield Fund                 6.76        10.56       10.55%          N/A
Insured Tax Exempt Fund         5.05         7.94        N/A           9.09

         TOTAL RETURN:*

                              One Year   Five Years   Ten Years   Life of Fund**
                              --------   ----------   ---------   --------------
Blue Chip Fund                 20.54%      111.72%       N/A          172.53%
High Yield Fund                 6.76        65.17      172.66%          N/A
Insured Tax Exempt Fund         5.05        46.56        N/A           90.99

----------
* All return figures reflect the current maximum sales charge of 4.75% and dividends reinvested at net asset value. Prior to October 28, 1988, the maximum sales charge for High Yield Fund was 4.00% and its dividends were reinvested at the public offering price (net asset value plus applicable sales charge). Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

** The inception dates for the Funds are as follows: Blue Chip Fund - May 17, 1990; High Yield Fund - March 24, 1987; and Insured Tax Exempt Fund - July 26, 1990.

     Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the periods ended December 31, 1997 is set forth in the tables below:

         AVERAGE ANNUAL TOTAL RETURN:*

                              One Year   Five Years   Ten Years   Life of Fund**
                              --------   ----------   ---------   --------------
Blue Chip Fund                 26.58%       17.33%       N/A          14.77%
High Yield Fund                12.03        11.64       11.09%          N/A
Insured Tax Exempt Fund        10.30         9.00        N/A           9.80

         TOTAL RETURN:*

                              One Year   Five Years   Ten Years   Life of Fund**
                              --------   ----------   ---------   --------------
Blue Chip Fund                 26.58%      122.31%       N/A          186.13%
High Yield Fund                12.03        73.38      186.23%          N/A
Insured Tax Exempt Fund        10.30        53.87        N/A          100.50

----------
* Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

** The inception dates for the Funds are as follows: Blue Chip Fund - May 17, 1990; High Yield Fund - March 24, 1987; and Insured Tax Exempt Fund - July 26, 1990.


     Yield for High Yield Fund and Insured Tax Exempt Fund is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of that Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price of that Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine a Fund's yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

     Insured Tax-Exempt Fund's tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

     To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for Federal tax purposes), shareholders may use the following formula:

                     Tax Free Yield
                  --------------------     =    Taxable Equivalent Yield
                  1 - Your Tax Bracket


     For the 30 days ended December 31, 1997, the yield and tax-equivalent yield (assuming a Federal tax rate of 28%) for Insured Tax Exempt Fund was 4.29% and 6.70%, respectively. The maximum Federal tax rate for this period was 39.6%. For the 30 days ended December 31, 1997, the yield for High Yield Fund was 7.30%. Some of the Funds' expenses were waived or reimbursed during this period. Accordingly, yields are higher than they would have been had such expenses not been waived or reimbursed.

     The distribution rate for High Yield Fund and Insured Tax Exempt Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by a Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve-month period ended December 31, 1997 for shares of High Yield Fund and Insured Tax Exempt Fund calculated using the offering price was 8.20% and 4.44%, respectively. The distribution rate for the same period for shares of High Yield Fund and Insured Tax Exempt Fund calculated using the net asset value was 8.60% and 4.66%, respectively. During this period certain expenses of the Funds were waived or reimbursed. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived or reimbursed.


     Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix C.

     From time to time, in reports and promotional literature, the Funds may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, a Fund's portfolio holdings, such as:

     Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

     Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

     Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

     Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

     THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

     Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

     Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

     Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

     The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

     The  NYSE  composite  of  component   indices--unmanaged   indices  of  all
     industrial, utilities, transportation, and finance stocks listed on the NYSE.

     The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

     The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

     Reuters, a wire service that frequently reports on global business.

     Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 40 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

     Moody's Stock Index, an unmanaged index of utility stock performance.

     From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

     Audits And Reports. The accounts of each Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.


     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of EIMCO and EIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. For the fiscal year ended December 31, 1997, High Yield Fund, Blue Chip Fund and Insured Tax Exempt Fund paid $17,897, $2,949 and $7,616, respectively, in transfer agency fees and expenses. The Transfer Agent's telephone number is 1-800-423-4026.

     Shareholder Liability. The Trust is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of the Trust of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Trust may have an obligation to indemnify Trustees and officers with respect to litigation.


     Trading by Portfolio Managers and Other Access Persons. Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Trustees: (a) must have all non-exempt trades pre-cleared;
(b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.


                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

     Standard & Poor's Ratings Group ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

     Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Prime-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -    Leading market positions in well-established industries.
      -    High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S RATINGS GROUP

     S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

     MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                                                 APPENDIX C

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                              INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

     [The following table is represented as graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a diference of $331,215.

               25 years old ..............   533,443
               35 years old ..............   202,228
               45 years old ..............    62,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

     [The following table is represented as chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                     1966 .......................  96.61836
                     1967 .......................  93.80423
                     1968 .......................  89.59334
                     1969 .......................  84.36285
                     1970 .......................  79.88906
                     1971 .......................  77.33694
                     1972 .......................  74.79395
                     1973 .......................  68.80768
                     1974 .......................  61.27131
                     1975 .......................  57.31647
                     1976 .......................  54.63915
                     1977 .......................  51.20820
                     1978 .......................  46.98000
                     1979 .......................  41.46514
                     1980 .......................  36.85790
                     1981 .......................  33.84564
                     1982 .......................  32.60659
                     1983 .......................  31.41290
                     1984 .......................  30.23378
                     1985 .......................  29.12696
                     1986 .......................  28.81005
                     1987 .......................  27.59583
                     1988 .......................  26.43279
                     1989 .......................  25.27035
                     1990 .......................  23.81748
                     1991 .......................  23.10134
                     1992 .......................  22.45028
                     1993 .......................  21.86006
                     1994 .......................  21.28536
                     1995 .......................  20.76620
                     1996 .......................  20.39000

                       1995........................  1.00
                       1996........................  1.03
                       1997........................  1.06
                       1998 .......................  1.09
                       1999 .......................  1.13
                       2000 .......................  1.16
                       2001 .......................  1.19
                       2002 .......................  1.23
                       2003 .......................  1.27
                       2004 .......................  1.30
                       2005 .......................  1.34
                       2006 .......................  1.38
                       2007 .......................  1.43
                       2008 .......................  1.47
                       2009 .......................  1.51
                       2010 .......................  1.56
                       2011 .......................  1.60
                       2012 .......................  1.65
                       2013 .......................  1.70
                       2014 .......................  1.75
                       2015 .......................  1.81
                       2016 .......................  1.86
                       2017 .......................  1.92
                       2018 .......................  1.97
                       2019 .......................  2.03
                       2020 .......................  2.09
                       2021 .......................  2.16
                       2022 .......................  2.22
                       2023 .......................  2.29
                       2024 .......................  2.36
                       2025 .......................  2.43
                       2026 .......................  2.43

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and services as it could in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                              1926 through 1996(1)

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
                              Periods           Periods           Periods
                              -------           -------           -------
 1-Year Periods                  71                51                72%
 5-Year Periods                  67                60                90%
10-Year Periods                  62                60                97%
15-Year Periods                  57                57               100%
20-Year Periods                  52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. (2)

                  Compound Annual Return from 1982 -- 1996(1)

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  13.66


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                  Compound Annual Return from 1982 -- 1996(1)

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  16.79


(1) Used with permission. (C) 1997 Ibbotson Associates Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

(2) Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, reeturns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.


The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                         Your Taxable Equivalent Yield

                                        Your Federal TAx Bracket
                              ---------------------------------------------
   your tax-free yield        31.0%               36.0%               39.6%
   -------------------        -----               -----               -----
          3.00%               4.35%               4.69%               4.97%
          3.50%               5.07%               5.47%               5.79%
          4.00%               5.80%               6.25%               6.62%
          4.50%               6.52%               7.03%               7.45%
          5.00%               7.25%               7.81%               8.25%
          5.50%               7.97%               8.59%               9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              Financial Statements
                             as of December 31, 1997

                              Financial Statements
                             as of December 31, 1997

     Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on March 3, 1998 (Accession Number: 0001047469-98-00383).

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements:

          Financial Statements are set forth in Part B, Statement of Additional Information.

     (b)  Exhibits:

           (1)/1/      Amended and Restated Declaration of Trust

           (2)/1/      By-laws

           (3)         Not Applicable

           (4) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated October 28, 1986, as amended September 22, 1994, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws, previously filed as
                       Exhibit 99.B2 to Registrant's Registration Statement

           (5)/1/ Investment Advisory Agreement between Registrant and Executive Investors Management Company, Inc.

           (6)/1/      Underwriting   Agreement  between   Executive   Investors
                       Corporation and the Registrant

           (7)         Not Applicable

           (8)a./1/ Custodian Agreement between Irving Trust Company and Registrant

              b. Custodian Agreement between Irving Trust Company and Executive Investors High Yield Fund

              c./1/ Supplement to Custodian Agreement between The Bank of New York and Registrant

           (9)a./1/ Administration Agreement by and among Administrative Data Management Corp., Executive Investors Corporation and Registrant

              b./2/    Schedule A to Administration Agreement

          (10)         Opinion of Counsel

          (11)a.       Consent of independent accountants

              b./1/    Powers of Attorney

          (12)         Not Applicable

          (13)         No undertakings in effect

          (14)a./2/ First Investors Profit Sharing/Money Purchase Pension Retirement Plan for Sole Proprietorships, Partnerships, and Corporations

              b./2/    First Investors Individual Retirement Account

              c./2/    First Investors 403(b) Custodial Account

              d./2/    First Investors SEP-IRA and SARSEP-IRA

          (15)         Amended and Restated Class A Distribution Plan

          (16)         Performance Calculations

          (17)         Financial   Data  Schedule   (filed  as  Exhibit  27  for
                       electronic filing purposes)

          (18)         Not Applicable

----------
/1/  Incorporated  by  reference  from   Post-Effective   Amendment  No.  17  to
     Registrant's Registration Statement (File No. 33-10648) filed on April 24, 1996.

/2/  Incorporated  by  reference  from   Post-Effective   Amendment  No.  18  to
     Registrant's Registration Statement (File No. 33-10648) filed on May 15, 1997.

Item 25.  Persons Controlled by or under common control with Registrant

     There are no persons controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities

                                                                 Number of
                                                           Record Holders as of
              Title of Class                                 February 2, 1998
              --------------                                 ----------------
                  Class A

            Executive Investors
              High Yield Fund                                       853

            Executive Investors
              Blue Chip Fund                                        204

            Executive Investors
          Insured Tax Exempt Fund                                   350

Item 27.  Indemnification

     Indemnification provisions are contained in:

     1. Article XI, Sections 1 and 2 of Registrant's Declaration of Trust (Exhibit 1 to Part C hereof);

     2. Paragraph 7 of the Investment Advisory Agreement by and between Executive Investors Management Company, Inc. and Registrant (Exhibit 5 to Part C hereof); and

     3. Paragraph 7 of the Underwriting Agreement by and between Executive Investors Corporation and Registrant (Exhibit 6 to Part C hereof).

     The general effect of these indemnification provisions will be to indemnify the officers and Trustees of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's or officer's office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers or persons controlling the Registrant pursuant to the foregoing, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.

Item 28.  Business and Other Connections of Investment Adviser

     Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Trustees and Officers."

Item 29.  Principal Underwriters

     (a)  Inapplicable

     (b)  The   following   persons  are  the  officers  and  directors  of  the
          Underwriter:

                               Position and Office           Position and
Name and Principal             with Executive                Office with
Business Address               Investors Corporation         Registrant
----------------               ---------------------         ----------

Glenn O. Head                  Chairman and Director         President
95 Wall Street                                               and Trustee
New York, NY 10005

Marvin M. Hecker               President                     None
95 Wall Street
New York, NY 10005

Joseph I. Benedek              Treasurer                     Treasurer
581 Main Street
Woodbridge, NJ  07095

Kathryn S. Head                Vice President                Trustee
581 Main Street                and Director
Woodbridge, NJ 07095

Carol Lerner Brown             Secretary                     Assistant Secretary
95 Wall Street
New York, NY  10005

Elizabeth Reilly               Vice President                None
581 Main Street
Woodbridge, NJ 07095

William M. Lipkus              Chief Financial Officer       None
581 Main Street
Woodbridge, NJ 07095

     (c)  Not applicable

Item 30.  Location of Accounts and Records

     Physical possession of the books, accounts and records of the Registrant are held by Executive Investors Management Company, Inc. and its affiliated companies, Executive Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 31.  Management Services

     Inapplicable

Item 32.  Undertakings

     The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of April, 1998.

                                               EXECUTIVE INVESTORS TRUST
                                               (Registrant)


                                               By:  /s/ Glenn O. Head
                                                    ----------------------------
                                                    Glenn O. Head
                                                    President and Trustee

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/Glenn O. Head                Principal Executive               April 15, 1998
------------------------        Officer and Trustee
Glenn O. Head

/s/Joseph I. Benedek            Principal Financial               April 15, 1998
------------------------        and Accounting Officer
Joseph I. Benedek

           *                    Trustee                           April 15, 1998
------------------------
Kathryn S. Head

           *                    Trustee                           April 15, 1998
------------------------
Roger L. Grayson

           *                    Trustee                           April 15, 1998
------------------------
Herbert Rubinstein

           *                    Trustee                           April  15 1998
------------------------
Nancy Schaenen

           *                    Trustee                           April 15, 1998
------------------------
James M. Srygley

           *                    Trustee                           April 15, 1998
------------------------
John T. Sullivan

           *                    Trustee                           April 15, 1998
------------------------
Rex R. Reed

           *                    Trustee                           April 15, 1998
------------------------
Robert F. Wentworth


*By:  /s/Larry R. Lavoie
      -------------------------
      Larry R. Lavoie
      Attorney-in-fact

                                INDEX TO EXHIBITS

Exhibit
Number                        Description
------                        -----------

99.B8                         Custodian Agreement
99.B10                        Opinion of counsel
99.B11                        Consent of accountants
99.B15                        Class A Distribution Plan
99.B16                        Performance Calculations
27.01                         FDS-Blue Chip Fund
27.02                         FDS-High Yield Fund
27.03                         FDS-Tax Exempt Fund